Exhibit 99.1

FOR IMMEDIATE RELEASE

Genesis HealthCare Contact:

Investor Relations

610-925-2000

GENESIS HEALTHCARE, INC. RECEIVES CONTINUED
LISTING STANDARD NOTICE FROM THE NYSE

KENNETT SQUARE, PA – (April 23, 2020) – Genesis HealthCare (“Genesis”) (NYSE: GEN), one of the largest post-acute care providers in the United States, today announced that it received written notification from the New York Stock Exchange (the “NYSE”) on April 17, 2020 that it is not in compliance with the NYSE continued listing standard that requires a minimum average closing price of Genesis’ common stock of $1.00 per share over a consecutive 30 trading-day period (the “Notice”).  The Company is, however, in compliance with the NYSE minimum market capitalization threshold of $50 million over a 30 trading-day period. Currently, Genesis’ market capitalization is more than two times this threshold.

Receipt of the Notice by Genesis is not a violation of the terms of, and does not constitute a default or event of default under, any of Genesis’ debt or lease agreements. The Notice also has no immediate impact on the listing of Genesis’ common stock, which will continue to be listed and traded on the NYSE during the applicable cure period under the symbol “GEN,” subject to Genesis’ compliance with other continued listing requirements set forth in the NYSE Listed Company Manual, but will have an added designation of “.BC” to indicate the status of the common stock as below compliance with the NYSE continued listing standards.  The “.BC” indicator will be removed at such time as Genesis is deemed compliant.

Pursuant to NYSE rules, Genesis can regain compliance with the minimum share price requirement if, during the six-month cure period, on the last trading-day of any calendar month, Genesis’ common stock has a closing share price and a 30 trading-day average closing share price of at least $1.00.  On April 23, 2020, Genesis received an update from the NYSE notifying Genesis that in response to the COVID-19 pandemic and related extraordinary market conditions, the compliance period for any company previously notified about noncompliance with the minimum share price requirement will be suspended and resume on July 1, 2020.  Therefore, Genesis’ compliance period has been extended until December 26, 2020.

Genesis will notify the NYSE on or before May 1, 2020 that it intends to cure the continued listing standard deficiency.  Should Genesis’ common stock price not meet the requirements during the cure period, Genesis will consider further options to cure this deficiency.

About Genesis Healthcare, Inc.

Genesis Healthcare, Inc. (NYSE: GEN) is a holding company with subsidiaries that, on a combined basis, comprise one of the nation's largest post-acute care providers with nearly 400 skilled nursing facilities and assisted/senior living communities in 25 states nationwide. Genesis subsidiaries also supply rehabilitation therapy to approximately 1,200 healthcare providers in 44 states, the District of Columbia and China.  References made in this release to "Genesis," "the Company," "we," "us" and "our" refer to Genesis Healthcare, Inc. and each of its wholly-owned companies. Visit our website at www.genesishcc.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the federal securities laws, including the

Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology. They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry. These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this release, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

• reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

•  reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;

•  revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;

•  our success being dependent upon retaining key executives and personnel;

• it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

•  recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals;

•  we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

•  our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

•  we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

• significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

• insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

•  failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;

•  we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;

•  completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;

• we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

• our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

• exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses;

•  some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts; and

•  a pandemic, epidemic or outbreak of a contagious illness, such as COVID-19, could adversely impact our business,

operating results and financial condition.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware. Any forward-looking statements contained herein are made only as of the date of this release. Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this release. Investors are cautioned not to place undue reliance on these forward-looking statements.

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